Exhibit 10.26

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of [ • ], 2019, is entered into by and between Parsons Corporation, a Delaware corporation (the “Company”), and Newport Trust Company, solely in its capacity as trustee of the Parsons Corporation Employee Stock Ownership Trust (the “ESOP Trust”), the trust formed under the Parsons Employee Stock Ownership Plan (the “ESOP”).

RECITALS

WHEREAS, in connection with the Initial Public Offering (defined below) of the Company’s shares of common stock, par value $1.00 per share (the “Common Stock”), the Company has concurrently engaged in discussions with the Trustee (defined below) regarding certain registration rights related to the Common Stock held by the ESOP Trust; and

WHEREAS, the Company has agreed to grant to the ESOP Trustee the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“Commission” means the Securities and Exchange Commission.

“Demand Registration” means a Demand Registration as defined in Section 2.1.

“End of Suspension Notice” means an End of Suspension Notice as defined in Section 2.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fiduciary Determination” means the good faith determination by the Trustee in its fiduciary capacity and following its fiduciary process for making such determinations (including after consultation with the Trustee’s outside counsel), that the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), require the sale of all or a portion of the Registrable Securities, and has communicated such determination to the Company in writing, along with the basis therefor and the number of Registrable Securities required to be sold.

“Indemnified Party” means an Indemnified Party as defined in Section 2.7.

“Indemnifying Party” means an Indemnifying Party as defined in Section 2.7.

“Initial Public Offering” means the offering of the Company’s Common Stock pursuant to the Form S-1 Registration Statement (No. 333-230833) filed by the Company with the Commission under the Securities Act.

“Inspector” means an Inspector as defined in Section 2.3(g).

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Records” means Records as defined in Section 2.3(g).

“Registrable Securities” means Common Stock at any time owned, either of record or beneficially, by the ESOP Trust until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares may be resold without volume, manner of sale or other restrictions pursuant to Rule 144 or (iii) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act.

“Registration Expenses” means Registration Expenses as defined in Section 2.4.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Suspension Event” means a Suspension Event as defined in Section 2.2.

“Suspension Notice” means a Suspension Notice as defined in Section 2.2.

“Trustee” or “ESOP Trustee” means the Person serving as trustee under the ESOP Trust (including any successor trustee from time to time). As of the date hereof, Newport Trust Company is the Trustee.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.1 Demand Registration.

(a) Request for Registration. Any time after 180 days following the effectiveness of the Form S-1 Registration Statement related to the Initial Public Offering (No. 333-230833), upon a Fiduciary Determination, the Trustee may make a written request for the Company to prepare and file a registration statement with respect to the resale of that portion of the Registrable Securities that is subject to the Fiduciary Determination on an appropriate form for the offering and subsequent resale thereof (a “Demand Registration”), which may include a “shelf” registration statement with respect to the offering and subsequent resale of all of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) naming the ESOP Trustee as a selling securityholder therein. The number of Demand Registrations which may be made pursuant to this Section 2.2(a) shall be unlimited; provided that the Company shall not be obligated to effect more than two Demand Registrations in any twelve (12)-month period. Any request for a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.

(b) Effective Registration. A registration will not count as a Demand Registration until it has become effective.

(c) Termination. The rights of the ESOP Trustee to cause the Company to register the Registrable Securities under this Section 2.1 shall terminate upon the date on which the ESOP Trust is no longer a record or beneficial owner of any Registrable Securities.

SECTION 2.2 Black-Out Periods.

(a) Notwithstanding the provisions of Sections 2.1(a), the Company shall be permitted to postpone the filing of any registration statement filed in connection with a Demand Registration (including a Shelf Registration Statement), and from time to time to require the ESOP not to sell Registrable Securities under any such registration statement (including a Shelf Registration Statement) or to suspend the effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable (but in no event shall the Company be entitled to exercise such right more than three times or for more than an aggregate of ninety (90) days in any rolling twelve (12)-month period commencing on the consummation date of the Initial Public Offering), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the board of directors of the Company determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) the sale of Registrable Securities pursuant to such registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law or (C)(x) the Company has a bona fide business purpose for preserving the confidentiality of a material transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a material transaction or (z) such a material transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement (or such filings) to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable; or (ii) a majority of the board of directors of the Company determines in good faith that it is in the Company’s best interest or it is required by law, rule or regulation to supplement such registration statement or file a post-effective amendment to such registration statement in order to ensure that the prospectus included in such registration statement (1) contains the information required by the form on which such registration statement was filed or (2) discloses any facts or events arising after the effective date of such registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein.

The Company will provide written notice (a “Suspension Notice”) to the ESOP Trustee of the occurrence of any Suspension Event. Upon receipt of a Suspension Notice, the ESOP Trustee will (i) immediately discontinue offers and sales of the Registrable Securities under such registration statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The ESOP Trustee may recommence effecting offers and sales of the Registrable Securities pursuant to such registration statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the ESOP Trustee promptly following the conclusion of any Suspension Event and its effect; provided that the ESOP Trustee will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company pursuant to Section 2.2(b).

(b) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any registration statement pursuant to Section 2.2(a), the Company agrees that it shall extend the period of time during which such registration statement shall be maintained effective (including the period referred to in Section 2.3(a) hereof) by the number of days during the period from the date of receipt by the ESOP of the Suspension Notice to and including the date of receipt by the ESOP Trustee of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Common Stock covered by such registration statement are no longer Registrable Securities.

SECTION 2.3 Registration Procedures; Filings; Information. Subject to Section 2.2 hereof, in connection with any Demand Registration under Section 2.1 hereof, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request:

(a) The Company will as promptly as practicable prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 270 days from the effective date of such registration statement, or such shorter period if there are no longer any Registrable Securities, subject in each case to Section 2.2.

(b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the ESOP Trustee copies of such registration statement as proposed to be filed, and thereafter furnish to the ESOP Trustee such number of conformed copies of such registration statement, each amendment and supplement thereto (and upon request, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the ESOP Trustee may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the ESOP Trust.

(c) After the filing of the registration statement, the Company will promptly notify the ESOP Trustee of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d) The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as the ESOP Trustee reasonably (in light of the ESOP Trust’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the ESOP Trustee to consummate the disposition of the Registrable Securities owned by the ESOP Trust; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company will immediately notify the ESOP Trustee at any time when a prospectus relating to the Registrable Securities held by the ESOP Trust is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement for sale in any jurisdiction or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to the ESOP Trustee any such supplement or amendment.

(f) The Company will take such actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

(g) The Company will make available for inspection by the ESOP Trustee, if the ESOP Trustee has a due diligence defense under the Securities Act, and any attorney, accountant or other professional retained by the ESOP (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement, subject to entry by each such Inspector into a customary confidentiality agreement in a form reasonably acceptable to the Company.

(h) The Company will furnish to the ESOP Trustee, if the ESOP Trustee has a due diligence defense under the Securities Act, a signed counterpart, addressed to the ESOP Trustee, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under Public Company Accounting Oversight Board Auditing Standards 6101, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the ESOP reasonably requests.

(i) The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(j) The Company will use its commercially reasonable efforts to cause all the Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

The Company may require the ESOP Trustee to promptly furnish in writing to the Company such information regarding the ESOP Trust, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(e) hereof, the ESOP Trustee will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the ESOP Trustee’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.3(e) hereof, copies of the supplemented or amended prospectus contemplated by clause (ii) of Section 2.3(e) hereof, and, if so directed by the Company, the ESOP Trustee will deliver to the Company all copies, other than permanent file copies then in the ESOP Trustee’s possession, of the most recent prospectus covering such

Registrable Securities at the time of receipt of such notice. The ESOP Trustee will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by the ESOP Trustee to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.3(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.3(e) hereof to the date when the Company shall provide written notice that such dispositions may be made and, in the case of clause (ii) of Section 2.3(e) hereof, make available to the ESOP Trustee a prospectus supplemented or amended to conform with the requirements of Section 2.3(e) hereof.

SECTION 2.4 Registration Expenses. In connection with any registration statement filed in connection with a Demand Registration (including a Shelf Registration Statement), the Company shall pay the following registration expenses incurred in connection with such registration (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all registration and filing fees, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.3(h) hereof) and (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. Notwithstanding the foregoing, the Company shall have no obligation to pay any sales or underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the sale of the Registrable Securities.

SECTION 2.5 Indemnification by the Company. The Company agrees to indemnify the ESOP Trust and ESOP Trustee, its officers, directors and agents, and each Person, if any, who controls the ESOP Trust and/or ESOP Trustee within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities that arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by the ESOP Trustee or on the ESOP Trust’s behalf expressly for inclusion therein.

SECTION 2.6 Indemnification by the ESOP Trust. The ESOP Trust shall indemnify the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the ESOP Trust and ESOP Trustee pursuant to Section 2.5, but only with respect to information relating to the ESOP included in reliance upon and in conformity with information furnished in writing by the ESOP Trustee or on the ESOP Trust’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against the ESOP Trust or the ESOP Trustee, the ESOP Trust and the Trustee shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to ESOP Trust and the ESOP Trustee, by Section 2.5. Notwithstanding the foregoing, in no event will the liability of the ESOP Trust under this Section 2.6 or Section 2.8 or otherwise hereunder exceed the net proceeds actually received by the ESOP Trust nor will the ESOP Trust provide indemnity or contribution under this Section 2.6 or Section 2.8 if prohibited by applicable law.

SECTION 2.7 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.5 or 2.6, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Section 2.5 or 2.6, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.5 hereof, the ESOP Trustee and (ii) in the case of Persons indemnified pursuant to Section 2.6, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 2.8 Contribution. If the indemnification provided for in Section 2.5 or 2.6 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the ESOP Trust, on the other hand, in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the ESOP Trust, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party in writing, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the ESOP Trustee agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8, the ESOP Trust shall not be required to contribute any amount in excess of the amount by which the total price at which the securities of the ESOP Trust were offered to the public exceeds the amount of any damages which the ESOP Trust or Trustee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, nor shall the ESOP Trust provide contribution in violation of applicable law . No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For the avoidance of doubt, this Section 2.8 applies in the case of a “shelf” registration.

ARTICLE III

MISCELLANEOUS

SECTION 3.1 Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the ESOP Trustee shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SECTION 3.2 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the parties hereto. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.3 Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail or air courier guaranteeing overnight delivery:

(a) if to the ESOP Trustee, 570 Lexington Avenue, Suite 1903, New York, New York 10022, Attention: President or to such other address as the ESOP Trustee may hereafter specify in writing; and

(b) if to the Company, 5875 Trinity Parkway #300, Centreville, Virginia 20120, Attention: Chief Legal Officer, or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 3.4 Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the ESOP Trustee under this Agreement shall not be assignable without the prior written consent of the Company. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

SECTION 3.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law provisions thereof.

SECTION 3.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.10 No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

PARSONS CORPORATION, a Delaware corporation

By:

Name:
Title:

PARSONS CORPORATION EMPLOYEE STOCK OWNERSHIP TRUST

By: Newport Trust Company, solely in capacity as Trustee of the Parsons Corporation Employee Stock Ownership Trust

By:

Name:
Title: